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                CANCELLATION OF PROFESSIONAL SERVICES AGREEMENT

          CANCELLATION OF PROFESSIONAL SERVICES AGREEMENT ("CANCELLATION AGREEMEENT"), dated as of July 9, 1999, by and between Golder, Thoma, Cressey, Rauner, Inc., a Delaware corporation ("GTCR"), and U.S. Aggregates, Inc., a Delaware corporation (the "COMPANY").

          WHEREAS, GTCR and the Company (f/k/a USAI Acquisition Corp.) are parties to that certain Professional Services Agreement, dated as of January 24, 1994 (the "PROFESSIONAL SERVICES AGREEMENT");

          WHEREAS, the Company is contemplating an initial public offering of its Common Stock (the "INITIAL PUBLIC STOCK OFFERING"); and

          WHEREAS, GTCR and the Company no longer wish to be bound by the Professional Services Agreement;

          NOW, THEREFORE, in consideration of the foregoing premises, GTCR and the Company hereby agree to cancel the Professional Services Agreement effective upon consummation of the Initial Public Stock Offering.

          IN WITNESS WHEREOF, GTCR and the Company have caused this Cancellation Agreement to be duly executed and delivered this 9th day of July, 1999.



                             GOLDER, THOMA, CRESSEY, RAUNER, INC.

                             By:       /S/ DAVID A. DONNINI
                                   -----------------------------------

                             Its:  Principal



                             U.S. AGGREGATES, INC.

                             By:       /S/ MICHAEL J. STONE
                                   -----------------------------------

                             Its:  Executive Vice President